SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 22, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-S6)


                 Residential Funding Mortgage Securities I, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       DELAWARE                     333-72493                 75-2006294
----------------------              ----------             ------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                            55437
 ----------------------                            -------
 (Address of Principal                                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000



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                                      -2-


Item 5. Other Events.

        The consolidated balance statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ending December 31, 1999, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.             Description

1                    23                      Consent of
                                             PricewaterhouseCoopers LLP,
                                             independent auditors of MBIA
                                             Insurance Corporation with
                                             respect to the Residential
                                             Funding Mortgage Securities I,
                                             Inc. Mortgage Pass-Through
                                             Certificates, Series 2001-S6.



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                                      -3-



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:    /s/ Randy Van Zee
                                            Name:   Randy Van Zee
                                            Title:  Vice President


Dated: March 22, 2001



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                                      -4-



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:
                                            Name:   Randy Van Zee
                                            Title:  Vice President


Dated: March 22, 2001



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                                      -5-

                                  EXHIBIT INDEX


               Item 601(a) of              Sequentially
Exhibit        Regulation S-K              Numbered
Number         Exhibit No.                 Description                 Page

1                     23               Accountant's Consent             6


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                                      -6-
                                    EXHIBIT 1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc., relating to RFMSI Series 2001-S6 Trust, of our report dated February 3, 2000, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".

                                                   /s/PricewaterhouseCoopers LLP


Dated: March 21, 2001


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